The ITEX Opportunity

Presented June 2008

By Steven White, Chairman and CEO

Safe Harbor

During the course of this presentation, we may make projections or other forward looking statements regarding future events or the future financial performance of ITEX. Such statements are only predictions and actual events or results may differ materially. We refer you to ITEX's filings with the SEC, specifically our reports on Form 10-KSB and 10-QSB. These documents identify important risk factors that could cause actual results to differ materially from our projections or forward looking statements.

About ITEX

Symbol	ITEX.OB
Recent Price	$.95
Range 52 weeks	$.66 – 1.05
Shares outstanding	~18 M
Market Cap	$17 M
Long term debt	< 3%
Institutional ownership	~ 5%
Fiscal Year	July
Revenue FY/2008E	$15 M
Cash Flow FY/2008E	$2.5 M

ITEX Overview

- Largest membership trading community in the United States and Canada
- 24,000 registered members
- Broker network supports member base
- Transaction volume $270M in 2007
- 1000+ transactions per day
- ITEX enables members to attract new customers and generate incremental sales
- Members buy and sell within the community utilizing electronic currency ‘ITEX dollars’

How ITEX Works


Resort Hotel
Hires contractors to
expand and upgrade their facilities.
Media
Purchases hotel accommodations
for promotions.
General Contractor
Trades for dental
services for staff.
Florist
Launches an ad campaign
to jump-start cash sales.
Medical Benefits
Prints business forms and
marketing materials.
Printer
Sends his
girlfriend flowers.

ITEX Strategic Objectives

- Promote the ITEX trading community as the medium for B to B cashless transactions
- Establish ITEX trading platform as the industry standard
- Gain acceptance for ITEX dollars as the premier private currency brand
- Manage key elements of trading community process
- License platform technology as a SaaS model to other companies

Cashless Exchange Industry*

- $1.4B transaction value annually
- 200,000 member companies
- 250 trade exchange entities
- IRS codifies tax treatment under 1099b rules
- Fragmented industry

*Source – ITEX estimates

ITEX Competitive Advantages

- Membership critical mass
- Customer service capability
- Private currency liquidity and acceptance
- ITEX Dollar brand recognition
- Exchange management learning curve
- Products / services depth and diversity
- Web based functionality
- State of the art trading platform

ITEX Member Benefits

- New customers and distribution channels
- Monetize unproductive assets, excess capacity and inventory
- National broker network for transaction support
- Cash conservation, liquidity improvement
- Customer loyalty and retention

Executive Privileges Program

- ITEX Payroll Services
  - Provided by ADP Small Business Services
  - ADP offers exceptional savings to ITEX members
- ITEX Job Listings
  - Powered by Simply Hired
  - ITEX members can post help wanted listings
  - Listings appear on MySpace, LinkedIn, NY Post, others
- ITEX Co-branded MasterCard
  - Offered by GreenSky Trade Credit
  - 60 days interest free terms

Member Products & Services

- Accommodation & Travel
- Advertising & Media*
- Business Products/Services*
- Contractors
- Entertainment*
- Printing
- Magazines & Newspapers
- Health and Fitness*
- Collectibles
- Auto Repair Services

*Top Five Categories by $ volume transacted

- Retail – gifts, florists
- Architects & Design
- Consultants
- Restaurants
- Professional Services
- Business Equipments
- Real Estate & Related Services*
- Accountants
- Lawyers
- Conference/Meeting Centers

Transaction Documents

ITEX Checks



Worldwide Marketing
123 Business Drive
Sacramento, CA 95825

ITEX CHECK

For Authorization: 800.426.5777
Authorization # Valid for 14 days
Date
Pay to the Order of:
Seller's Account Number
$ Non-cash Negotiable

ITEX

ITEX Corporation
3326 160th Ave. SE, Ste. 100
Bellevue, WA 98008
800.277.9722
www.itex.com

Buyer's Signature
Purchase Subject to ITEX Rules
Memo:
ITEX Checks are void after twelve (12) months from the date written.

Other Transaction Material

- Pay online
- Signed invoices
- Gift certificates
- Faxes and emails

Sample Member Statement

STATEMENT

RETAIN THIS STATEMENT FOR TAX PURPOSES

ACCOUNT NUMBER	STATEMENT DATE
502172-123456-0	March 19, 2008

Contact: JOHN Q. CITIZEN
WORLDWIDE MARKETING
123 BUSINESS DRIVE
SACRAMENTO, CA 95825

Your Trade Director is Bob Smith - Phone: 910.879.1111

Fees paid by electronic funds transfer (EFT) will be processed March 27, 2008. Statements are accurate as printed unless ITEX Corporation is notified, in writing, of any discrepancy within four weeks of statement date.

CASH DUE **$145.00**

SUMMARY OF TRANSACTIONS	
Opening Balance:	$ 15,184.12
Sales:	$ 500.00
Purchases:	$ 2,010.00
Closing Balance:	$ 13,674.12

ITEX DOLLARS	
Closing Balance:	$13,674.12
Credit Limit:	$ 2,500.00
Authorized Purchases:	$ 0.00
ITEX Dollars Available:	$16,174.12

DATE	TRANS #	CODE	DESCRIPTION	SALES	PURCHASES	ITEX FEES	CASH FEES
			CASH DUE OPENING BALANCE				**$ 250.12**
			CURRENT TRANSACTIONS:				
2-26-08	574913	BUY	AIM BC CLASSIC AUTO REPAIR		250.00		
3-1-08	579832	BUY	AIM BC UNIQUE DESIGN TILE		750.00		
3-3-08	579990	SELL	AIM BC TMD MARKETING	500.00			
3-7-08		PYMT	WORLDWIDE MARKETING				-250.12
3-10-08	583020	BUY	AIM BC SATURDAY EVENING POST		1,000.00		
3-19-08		FEE	ASSOCIATION FEE			10.00	20.00
3-19-08		FEE	TOTAL PURCHASE FEE				100.00
3-19-08		FEE	TOTAL SALES FEE				25.00

PAYMENT COUPON

Please charge/debit Cash Due on my credit card: ☐ Discover ☐ AMEX ☐ VISA ☐ MasterCard

Account #: ______ **Expiration:** ______

Cardholder's Name: ______

Signature: ______

MAIL PAYMENT TO:

ACCOUNT NUMBER	ACCOUNT NAME	STATEMENT DATE
502172-123456-0	WORLDWIDE MARKETING	March 19, 2008

CASH DUE $145.00

ITEX Revenue Mix

- Transaction fees
  - 5 to 7.5% of transaction value
  - 70% of revenue
- Subscription fees
  - $20 per member every 4 weeks
  - 28% of revenue

ITEX Growth Opportunities

- Organic Growth
  - –Increase new membership through marketing campaigns
    - – Search engine optimization
    - – National Sales Manager – New Position*
  - –Add new product and service categories
  - –Expand franchisee base geographically
  - –Supplement primary franchise system with online marketplace
  - –Develop partnerships with business organizations
- Acquisitions
  - –Pursue opportunistic acquisitions
  - –Completed 3 successful acquisitions since 2005
- Licensing
  - –Launch ITEX SaaS Platform

Software as a Service (SaaS)

- Scalable platform technology
  - CRM
  - Payment processing
  - Record keeping
  - Billing functionality
  - Report
- Tracks non-cash and cash currencies
- Windows web-based platform
- Co-location & backup data facility

Testimonials

"ITEX has helped me connect with the exact customers we want -from Florida to California - that we wouldn't have had any other way. ITEX has also helped us pay for real business expenses with ITEX dollars instead of cash."

- Nick
Owner of a commercial printing business

"Not only have we received a lot of new business from ITEX, but everyone who sees the balloons we rent out is a potential customer and we've acquired a lot of business that way too. I like the people I deal with that come to me through ITEX, they're business people and very easy to sell to."

- Bob Franklin
Owner of All American Advertising

"With ITEX I can pay for things that ordinarily wouldn't be practical during slow times. Working with ITEX Members is nice, they are business owners like me and since they want to spend their ITEX dollars, it's a much easier sell."

- Patricia Doyle
Owner of M.G. Floral

ITEX Key Metrics

- Transaction Volume: $270 million annually
- New members:
  - 2,639 in FY 2007, 3100 in FY 2008E
- Churn: 14% YTD FY 2008, 18% in FY 2007
- Avg number of transactions: 40,000 per month
- Avg transactions per member: 2 per month
- Avg transaction volume: $810
- Avg transaction value: $405

Revenue


Fiscal 2003-2008
($ in millions)
$18.0
$15.0
$12.0
$9.0
$6.0
$3.0
$-
$10.3
$10.2
$14.6
$14.2
$15.0
2004
2005
2006
2007
2008E

ITEX

EBITDA

Fiscal 2003-2008


($ in millions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$0.8
$0.8
$1.6
$1.8
$2.0
2004
2005
2006
2007
2008E

EBITDA is a non-GAAP financial measure. A reconciliation of GAAP to non-GAAP numbers can be found on the investor relations section of the ITEX web site at www.itex.com.

Balance Sheet 4/30/2008

Assets:	
Cash & ST Investments	$ 593,000
Accounts Receivable, net	1,050,000
Tax asset	6,972,000
Other Assets & Equip.	2,864,000
Good will	3,133,000
Notes receivable (office sales)	1,138,000
Total Assets	$15,750,000

Liabilities & Shareholder Equity:	
Broker Commissions	$ 1,208,000
M&A Debt	731,000
Other liabilities	803,000
Stockholders Equity	13,008,000
Total Liabilities and S/H Equity	$15,750,000

Management Team

Name	Title	Prior Experience	Years in Industry
Steven White	Chairman/CEO/CFO	Ubarter.com, Network Commerce	23
James Gunther	Controller	Airborne, Clearwire, Starwood Hotels	2
Robert Benson	VP Operations	Ubarter.com, Network Commerce	16
Brian Argetsinger	VP Franchising	ITEX Franchisee	16
Douglas Dagenais	National Sales	Chicago Barter Shell Vacations	24
Alan Zimmelman	Investor Relations	BXI Franchisee, Ubarter.com	20

Stoel Rives LLP	Legal Counsel
Clark Nuber P.S.	Tax Accounting
EKS&H	Independent Auditors

Peer Group Valuation

	ITEX	INLM	DINE	WSPI
Price (5/30/08)	$.99	$.50	$5.00	$8.21
Shares	18M	59M	27M	28M
Revenue (ttm)	$15M	$15M	$198M	$97M
Market Cap (MC)	$18M	$29M	$135M	$230M
MC / Revenue	1.2x	2.3x	.7x	2.4x
EBITDA (ttm)	$1.9M	$1.37M	$6.8M	$10.1M
MC / EBITDA	9x	21x	20x	23x
Gross Margin	35%	37%	33%	49%
Op Margin	10%	(.9%)	.8%	2.0%

ITEX	ITEX Corporation
INLM	International Monetary Systems
DINE	Rewards Network
WSPI	Website Pros

EBITDA is a non-GAAP financial measure. A reconciliation of GAAP to non-GAAP numbers can be found on the investor relations section of the ITEX web site at www.itex.com.

ITEX

Reasons to Invest

- Industry leader with attractive growth potential
- Strong cash flow
- Unique distribution channel and community
- Scalable business model
- Proprietary SaaS technology
- Profitable since fiscal 2004
- Favorable valuation to peers
- Intrinsic value of membership network
- Strategic acquisition candidate